UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 23, 2005

Omega Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	000-13599	25-1420888
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

366 Walker Drive, State College, Pennsylvania		16801
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	814-231-1680

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On May 23, 2005, Donita R. Koval was appointed to the Board of Directors of Omega Financial Corporation ("Omega"). Her term will extend through December 31, 2005. Ms. Koval serves as President and Chief Operating Officer of Omega and President and Chief Executive Officer of Omega Bank, Omega's principal subsidiary.

Information concerning Ms. Koval has been previously reported in Omega's Annual Report on Form 10-K for the year ended December 31, 2004 and Omega's Proxy Statement relating to the 2005 Annual Meeting of Shareholders.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omega Financial Corporation

May 25, 2005	By:	David B. Lee

Name: David B. Lee
Title: Chief Executive Officer